UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2013

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three months ended March 31, 2013 and certain other information regarding its derivative instruments.

The following table summarizes net derivative gains and losses that Pioneer expects to record in its earnings for the three months ended March 31, 2013:

DERIVATIVE GAINS (LOSSES), NET
(in thousands)

Three Months Ended March 31, 2013
Noncash changes in fair value:
Oil derivative gains	$1,625
NGL derivative gains	890
Gas derivative losses	(102,430)
Marketing derivative gains	91
Interest rate derivative gains	3,940
Total noncash derivative losses, net	(95,884)

Cash settled changes in fair value:
Oil derivative gains	7,520
NGL derivative losses	(412)
Gas derivative gains	46,705
Marketing derivative losses	(172)
Total cash derivative gains, net	53,641
Total derivative losses, net	$(42,243)

Item 7.01                 Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents Pioneer’s open commodity oil, NGL and gas derivative positions as of April 19, 2013:

	2013			Year Ending December 31,
	Second Quarter	Third Quarter	Fourth Quarter	2014	2015	2016
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts with short puts:
Volume	68,750	72,750	75,750	69,000	26,000	—
NYMEX price:
Ceiling	$119.42	$119.74	$120.47	$114.05	$104.45	$—
Floor	$92.38	$92.53	$91.90	$93.70	$95.00	$—
Short put	$74.18	$74.50	$74.39	$77.61	$80.00	$—
Swap contracts:
Volume	3,000	3,000	3,000	—	—	—
NYMEX Price	$81.02	$81.02	$81.02	$—	$—	$—
Rollfactor swap contracts:
Volume	6,000	6,000	6,000	15,000	—	—
NYMEX roll price (a)	$0.43	$0.43	$0.43	$0.38	$—	$—
Basis swap contracts:
Midland-Cushing index swap volume	5,000	—	—	—	—	—
Price differential ($/Bbl) (b)	$(5.75)	$—	$—	$—	$—	$—
Cushing-LLS index swap volume	—	—	2,000	—	—	—
Price differential ($/Bbl) (c)	$—	$—	$(9.30)	$—	$—	$—
Average Daily NGL Production Associated with Derivatives (Bbl):
Collar contracts with short puts (d):
Volume	1,064	1,064	1,064	1,000	—	—
Index price
Ceiling	$105.28	$105.28	$105.28	$109.50	$—	$—
Floor	$89.30	$89.30	$89.30	$95.00	$—	$—
Short put	$75.20	$75.20	$75.20	$80.00	$—	$—
Collar contracts (e):
Volume	1,341	2,500	2,500	3,000	—	—
Index price
Ceiling	$12.60	$12.68	$12.68	$13.72	$—	$—
Floor	$10.50	$10.50	$10.50	$10.78	$—	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Collar contracts with short puts:
Volume	—	—	—	115,000	285,000	20,000
NYMEX price:
Ceiling	$—	$—	$—	$4.70	$5.07	$5.36
Floor	$—	$—	$—	$4.00	$4.00	$4.00
Short put	$—	$—	$—	$3.00	$3.00	$3.00
Collar contracts:
Volume	150,824	152,500	152,500	—	—	—
NYMEX price:
Ceiling	$6.24	$6.22	$6.22	$—	$—	$—
Floor	$4.99	$4.98	$4.98	$—	$—	$—
Swap contracts:
Volume	172,500	172,500	165,870	175,000	20,000	—
NYMEX price (f)	$5.05	$5.05	$5.10	$4.02	$4.31	$—
Basis swap contracts:
Permian Basin index swap volume (g)	52,500	52,500	52,500	—	—	—
Price differential ($/MMBtu)	$(0.23)	$(0.23)	$(0.23)	$—	$—	$—
Mid-Continent index swap volume (g)	50,000	50,000	50,000	20,000	—	—
Price differential ($/MMBtu)	$(0.30)	$(0.30)	$(0.30)	$(0.19)	$—	$—
Gulf Coast index swap volume (g)	60,000	60,000	60,000	—	—	—
Price differential ($/MMBtu)	$(0.14)	$(0.14)	$(0.14)	$—	$—	$—
__________

(a)
Represent swaps that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(b)	Represent swaps that fix the basis differential between Midland WTI and Cushing WTI.

(c)	Represent swaps that fix the basis differential between Cushing WTI and Louisiana Light Sweet crude "LLS".

(d)	Represent collar contracts with short puts that reduce the price volatility of natural gasoline forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(e)	Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(f)	Represents the NYMEX Henry Hub ("NYMEX HH") index price on the derivative trade date.

(g)
Represent swaps that fix the basis differentials between the indcx prices at which the Company sells its Permian Basin, Mid-Continent and Gulf Coast gas and the NYMEX HH index price used in gas swap and collar contracts.

Interest rate derivatives. As of April 19, 2013, the Company had interest rate derivative contracts that lock in a fixed forward annual interest rate of 3.21%, for a 10-year period ending in December 2025, on a notional amount of $250 million.  These derivative contracts mature and settle by their terms during December 2015.

Marketing and basis transfer derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments.  Associated with these marketing arrangements, the Company may enter into index swaps to mitigate price risk.  The following table presents Pioneer’s open marketing derivative positions as of April 19, 2013:

2013
Second Quarter
Average Daily Gas Production Associated with Marketing Derivatives (MMBtu):
Basis swap contracts:
Index swap volume	13,187
Price differential ($/MMBtu)	$0.34

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, the receipt of approvals required to consummate the Company's Southern Wolfcamp joint interest transaction, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Company's operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of an industrial sand mining business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: April 22, 2013